Exhibit 10(e)

_______________________________________________________________________



                               Sprint  Corporation


                            1990  Stock  Option  Plan


                          Adopted as a Stock Option Plan under the
            1997 Sprint Corporation Long-Term Stock Incentive Program



                            As Amended and Restated
                             by the Board Effective
                               October 18, 1999




_______________________________________________________________________

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                              Table  of  Contents



1    Establishment                                                          1


2    Defined Terms                                                          1


3    Purpose                                                                1


4    Administration                                                         1

     4.01        Interpretation of the Plan .  .  .  .  .  .  .  .  .  .    1

     4.02        Abstention in Certain Cases by Committee Members   .  .    2


5    Number of Shares Authorized to be Issued                               2


6    Grant of Options                                                       3

     6.01        Eligibility for Grants   .  .  .  .  .  .  .  .  .  .  .   3

     6.02        Committee Grants .  .  .  .  .  .  .  .  .  .  .  .  .  .  3

     6.03        Interim Grants  .  .  .  .  .  .  .  .  .  .  .  .  .  .   3

     6.04        Limitation on Discretion of Committee and Authorized
                 Officers  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   4


7    Terms of Options                                                       4

     7.01        Standard Terms of Options  .  .  .  .  .  .  .  .  .  .    4

     7.02        Mandatory Terms of Incentive Stock Options .  .  .  .  .   7

     7.03        Standard Terms of Incentive Stock Options  .  .  .  .  .   8

     7.04        Stock Option Agreement   .  .  .  .  .  .  .  .  .  .  .   8


8    Exercise of Options                                                    8

     8.01        Notice of Exercise  .  .  .  .  .  .  .  .  .  .  .  .  .  9

     8.02        Form of Payment of Exercise Price    .  .  .  .  .  .  .   9


9    Withholding of Payroll Taxes on Exercise                               10

     9.01        Obligation to Pay Payroll Taxes  .  .  .  .  .  .  .  .  . 10

     9.02        Amount to Be Withheld   .  .  .  .  .  .  .  .  .  .  .  . 11

     9.03        Eligibility to Elect Stock Withholding  .  .  .  .  .  .   11

     9.04        Manner of Withholding  .  .  .  .  .  .  .  .  .  .  .  .  11


10   Issuance of Shares on Exercise                                         12

     10.01       Generally  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  12

     10.02       Elective Issuance of Restricted Shares  .  .  .  .  .  .   12

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     10.03       Mandatory Issuance of Restricted Shares    .  .  .  .  .   12

     10.04       Issuance of Restricted Shares Not Available to
                 Transferred Options   .  .  .  .  .  .  .  .  .  .  .  .   13

     10.05       Terms of Restricted Shares Issued on Exercise   .  .  .  . 13


11   Reload Rights                                                          15

     11.01       Grant of Reload Rights on Outstanding Non-Qualified
                 Options .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .     15

     11.02       Terms of Reload Options  .  .  .  .  .  .  .  .  .  .  .   15

     11.03       Variant Reload Rights .  .  .  .  .  .  .  .  .  .  .  .   17


12   Change in Stock, Adjustments, Etc                                      17


13   Amendment and Termination                                              18


14   Effective Date and Duration of the Plan                                18


15   Definitions                                                            18

     15.01       1989 Program   .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 18

     15.02       1997 Program   .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 18

     15.03       Affiliate  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  18

     15.04       Authorized Officer  .  .  .  .  .  .  .  .  .  .  .  .  .  18

     15.05       Board  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   18

     15.06       Change in Control  .  .  .  .  .  .  .  .  .  .  .  .  .   18

     15.07       Code   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   19

     15.08       Code Section  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  19

     15.09       Committee  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  19

     15.10       Common Stock    .  .  .  .  .  .  .  .  .  .  .  .  .  .   19

     15.11       Company  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 19

     15.12       Corporate Secretary  .  .  .  .  .  .  .  .  .  .  .  .  . 20

     15.13       Director    .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 20

     15.14       Employee  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   20

     15.15       Equity Security   .  .  .  .  .  .  .  .  .  .  .  .  .  . 20

     15.16       Exchange Act   .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 20

     15.17       Exchange Act Section 16   .  .  .  .  .  .  .  .  .  .  .  20

     15.18       Executive Officer    .  .  .  .  .  .  .  .  .  .  .  .  . 20

     15.19       Exercise Date   .  .  .  .  .  .  .  .  .  .  .  .  .  .   20

     15.20       Exercise Price   .  .  .  .  .  .  .  .  .  .  .  .  .  .  20

     15.21       Expiration Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  20



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15.22       Fair Market Value  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  20

15.23       FON Stock  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 21

15.24       Foreign Reload Option   .  .  .  .  .  .  .  .  .  .  .  .  .   21

15.25       Grant Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   21

15.26       Grantee .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 21

15.27       Incentive Stock Option   .  .  .  .  .  .  .  .  .  .  .  .  .  21

15.28       Minimum Withholding Amount   .  .  .  .  .  .  .  .  .  .  .  . 21

15.29       Non-Qualified Option  .  .  .  .  .  .  .  .  .  .  .  .  .  .  21

15.30       Normal Retirement   .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 21

15.31       Notice of Exercise  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 21

15.32       Option   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   22

15.33       Option Class  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 22

15.34       Optionee   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 22

15.35       Payroll Tax .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   22

15.36       Payroll Taxpayer    .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 22

15.37       PCS Stock   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   22

15.38       Person   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   22

15.39       Program Adoption Date   .  .  .  .  .  .  .  .  .  .  .  .  .   22

15.40       Plan    .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 22

15.41       Qualified Transferee  .  .  .  .  .  .  .  .  .  .  .  .  .  .  22

15.42       Qualified Trust .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  22

15.43       Reload Option  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   23

15.44       Restricted Shares   .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 23

15.45       Retirement  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .   23

15.46       Seasoned Shares  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 23

15.47       Securities Act   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  . 23

15.48       Strike Price    .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  23

15.49       Subsidiary   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  23

15.50       Tax Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  24

15.51       Termination Date   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  24

15.52       Termination for Cause    .  .  .  .  .  .  .  .  .  .  .  .  .  24

15.53       Total Disability   .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  24

15.54       Underlying Option    .  .  .  .  .  .  .  .  .  .  .  .  .  .   24

15.55       Vesting Period  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  25

15.56       Withholding Amount   .  .  .  .  .  .  .  .  .  .  .  .  .  .   25




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                                  Article 1
                                Establishment


Pursuant to the 1989 Program the Company established a stock option plan named the 1990 Stock Option Plan (the "Plan") for officers and key employees of the Company and its subsidiaries. The 1989 Program has been replaced by the 1997 Program, and this Plan is now established pursuant to the 1997 Program.



                                   Article 2
                                 Defined Terms


Capitalized words used throughout this Plan have the meanings assigned to them parenthetically throughout the Plan or in Article 15.



                                   Article 3
                                    Purpose


The purposes of the Plan are to induce officers and key employees of the Company or its Subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company or its Subsidiaries, to offer them incentives and rewards in recognition of their share in the Company's progress, to encourage them to continue to promote the best interests of the Company and its stockholders, and to allow the Company and its Subsidiaries to successfully compete with other enterprises in the recruitment of new officers and key employees.



                                   Article 4
                                 Administration


The Committee shall administer the Plan as set forth in this Section.

4.01.       Interpretation  of  the  Plan.

The Committee may from time to time adopt, and thereafter amend or rescind, such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions of the Plan and the 1997 Program, as it considers proper. The interpretation and construction of any provisions of the Plan by the Committee shall be final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

The Corporate Secretary shall have the discretion and authority to establish any and all procedures, forms, and rules of a ministerial nature that the Corporate Secretary considers necessary or desirable for the orderly administration of the



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Plan and shall have other administrative responsibilities as set forth elsewhere in this Plan.

The Committee may designate one or more Employees to hear and resolve disputes arising under the Plan.

4.02.       Abstention  in  Certain  Cases  by  Committee  Members.

If any Committee member's participation in an action to approve the acquisition or disposition of an Equity Security by an Executive Officer would prevent the Executive Officer's acquisition or disposition of the Equity Security from being exempt from the liability provisions of Exchange Act Section 16, the member shall abstain from voting on the transaction if doing so would cause the acquisition or disposition to be exempt.



                                  Article 5
                    Number of Shares Authorized to be Issued


The number of shares of Common Stock that may be issued upon exercise of Options granted under the Plan may not exceed 70,200,000 shares of FON Stock or 32,200,000 shares of PCS Stock, subject to adjustment as provided in Article 12 hereof. The shares issued under the Plan may be either treasury shares or authorized but unissued shares.

The number of shares of Common Stock that may be issued upon exercise of Options granted pursuant to this Plan after April 15, 1997, together with shares of Common Stock subject to other awards under the 1997 Program, may not exceed the limits set forth in Section 4(a) of the 1997 Program.

The number of shares of Common Stock that may be issued upon exercise of Incentive Stock Options granted pursuant to this Plan after April 15, 1997, may not exceed 8,000,000 shares of FON Stock or 2,000,000 shares of PCS Stock.

The shares of Common Stock allocable to the unexercised portion of any Option that for any reason expires or is forfeited may again be subject to an Option under the Plan.



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                                   Article 6
                                Grant of Options


6.01.       Eligibility  for  Grants.

The Committee or an Authorized Officer may grant Options under this Plan to any Grantee who is a Director or Employee of the Company or a Subsidiary of the Company on the Grant Date of the Option and to whom the granting of Options and the exercise thereof would not be in violation of the laws of the jurisdiction, foreign or domestic, having legal authority over the issuance of Options to, or the exercise thereof by, Directors or Employees working or residing in such jurisdiction.

No Incentive Stock Option may be granted to any Grantee who owns directly or indirectly shares of Common Stock or options to purchase shares of Common Stock, together possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries.

6.02.       Committee  Grants.

The Committee shall determine which Directors or Employees among those eligible shall be granted Options and, with respect to each Option, shall specify the Option Class and number of shares of Common Stock subject to the Option. The Committee may designate Grantees, the Option Class, and the number of shares subject to each Option by any objectively determinable description. The Committee may also specify the Grant Date of the Option, the Strike Price, the Expiration Date of the Option, the rate at which the Option may be exercised, and such other terms of the Option as the Committee may consider appropriate. In making its determinations, the Committee shall take into consideration the value of the services rendered by the Grantees, their present and potential contribution to the success of the Company and its Subsidiaries, and such other factors the Committee may consider relevant in accomplishing the purposes of the Plan.

6.03.       Interim  Grants.

Between meetings of the Committee, any of the Authorized Officers may grant an Option to any eligible Employee other than a Director or an Executive Officer. The number of shares subject to Options granted pursuant to this Section 6.03 may not exceed a total of 20,000 shares of all Classes of Common Stock for any single Grantee between any two meetings of the Committee. An Authorized Officer may make interim grants of Options in excess of 20,000 shares with the written concurrence of the chairman of the Committee on or before the Grant Date.

In making such grants, the Authorized Officer shall specify in a writing, executed by the Authorized Officer (and the chairman of the Committee, if the number of shares subject to the Option are in excess of 20,000) and setting forth the actual date of execution, which Employees among those eligible shall be granted Options and, with respect to each Option, shall specify the Option

Class and number of shares of Common Stock subject to the Option. The Authorized Officer may designate Grantees, the Option Class, and the number of shares subject to each Option by any objectively determinable description. The Authorized Officer may also specify the Grant Date of the Option, the Strike Price, the Expiration Date of the Option, the rate at which the Option may be exercised, and such other terms of the Option as the Authorized Officer may consider appropriate. In making its determinations, the Authorized Officer shall take into consideration the value of the services rendered by the Grantees, their present and potential contribution to the success of the Company and its Subsidiaries, and such other factors the Authorized Officer may consider relevant in accomplishing the purposes of the Plan.

The Authorized Officer shall report to the Committee the Grantees and terms of all Options granted pursuant to this Section 6.03 at the next meeting of the Committee following such grants.

6.04. Limitation on Discretion of Committee and Authorized Offi-cers.

Neiher the Committee nor the Authorized Officer may

  (i) set the Grant Date of any Option to any date earlier than the date of the action granting the Option;

 (ii) establish the Strike Price of any Option at a price lower than the greater of (a) the Fair Market Value of one share of the Option Class of Common Stock on the Grant Date of the Option or (b) the par value on the Grant Date of the Option Class of the Common Stock; or

 (iii) subject more than 6,000,000 shares to Options in the FON Stock Option Class nor more than 1,500,000 shares to Options in the PCS Stock Option Class granted to any single Director or Employee in any calendar year.



                                   Article 7
                                Terms of Options



7.01.       Standard  Terms  of  Options.

Unless the Committee or Authorized Officer specifies otherwise, the terms set forth in this Section 7.01 shall apply to all Options granted under this Plan. Any Stock Option Agreement that incorporates the terms of the Plan by reference shall be deemed to have incorporated the terms set forth in this Section 7.01 to the extent that these terms are not in conflict with those explicitly set forth in the Stock Option Agreement.

(a)    Non-Qualified Options.   Each Option shall be a Non-Qualified Option.

(b) Grant Date. The Grant Date of each Option shall be the date of the Committee's or Authorized Officer's action granting the Option.

(c) Strike Price. The Strike Price of each Option shall be the Fair Market Value of one share of the Option Class of Common Stock on the Grant Date.



                                       4
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(d)    Expiration Date.  The Expiration Date of each Option shall be the close of business on the tenth anniversary of the Option's Grant Date. The Option shall not be exercisable after its Expiration Date.

(e) Rate of Exercisability. Each Option shall become exercisable with respect to 25% of the number of shares of the Option Class of Common Stock subject to the Option on each of the first four anniversaries of the Grant Date if, on such anniversary date, the Grantee shall have been continuously employed by or served as a Director of the Company, a Subsidiary of the Company, or an Affiliate from the Grant Date.

(f) Reload Rights. Each Non-Qualified Option, other than Options granted pursuant to Reload Rights, shall be granted with Reload Rights.

(g) Limitations on Transfer. No Option may, during the lifetime of the Grantee, be transferred, levied, garnished, executed upon, subjected to a security interest, or assigned to any person other than the Grantee, except that a Grantee may transfer an Option to a Qualified Transferee if the transfer is made without payment of consideration being paid to the Grantee. Documents evidencing the transfer of any Option and the identity of the Qualified Transferee shall be in such form as may be required by the Corporate Secretary. No such Qualified Transferee may dispose of shares issued upon exercise of an Option, other than to the Company, until such shares are validly registered or, in the opinion of the Corporate Secretary, exempt from registration under the Securities Act.

(h) Post-Employment Exercise of Options. Each Option may be exercised after the Grantee's Termination Date only with respect to the number of shares of Common Stock that were exercisable on the Grantee's Termination Date. An Optionee may exercise an Option before its Expiration Date with respect to those shares during a limited period beginning on the Grantee's Termination Date and ending

        (i)  on the fifth anniversary of the Grantee's Termination
             Date, if the Grantee's service as Director or employment terminated by reason of his Retirement or Total Disability;

        (ii) on the first anniversary of the Grantee's Termination Date if the Grantee's employment or service as Director terminated by reason of his death;

       (iii) on the day three months following the Grantee's
             Termination Date if the Grantee terminated his employment or service as Director voluntarily, for a reason other than Retirement, or involuntarily for a reason not constituting Termination for Cause.

       If a Grantee's employment has been Terminated for Cause, the Optionee shall forfeit all outstanding Options immediately on the Grantee's Termination Date.

(i)    Acceleration on Termination of Employment for Certain Reasons.




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       (1)   Death or Total Disability.  Each Option shall become
             exercisable immediately on the Grantee's Termination Date if the reason for termination was the Grantee's death or Total Disability.

       (2) Normal Retirement. Each Option shall become exercisable immediately on the Grantee's Termination Date if (i) the reason for termination was the Grantee's Normal Retirement and (ii) the Option's Grant Date was at least one year before the Grantee's Termination Date.

(j)    Acceleration on Change in Control.

       (1) Acceleration. Each Option shall become immediately exercisable in full upon a Change in Control if

               (i) the Change in Control occurs at least one year after the Option's Grant Date and

              (ii) the Grantee of the Option has been a Director, Employee, or an employee of an Affiliate continuously from the Option's Grant Date to the date of the Change in Control.

       (2) Limitation on Acceleration. If the acceleration of exercisability under Section 7.01(j)(1), together with all other payments or benefits contingent on the Change in Control with the meaning of Code Section 280G, results in any portion of such payments or benefits not being deductible by the Company as a result of the application of Code Section 280G, the benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options or portions thereof in reverse chronological order of their respective Grant Dates from the application of Section 7.01(j)(1) until no portion of such benefits is rendered non-deductible by application of Code
             Section 280G.

(k) Exercise After Death of Optionee. Upon the death of an Optionee, all Options held by the Optionee on the Optionee's date of death, to the extent exercisable under their terms, may be exercised by

        (i)  the executor or administrator of the Optionee's estate,

        (ii) the Person or Persons to whom the Optionee's rights under the Options pass by the Optionee's will or the laws of descent and distribution, or

       (iii) the beneficiary or beneficiaries designated by the Optionee in accordance with Section 7.01(l).

(l) Designation of Beneficiaries. An Optionee may designate a beneficiary or beneficiaries to exercise unexpired Options and to own shares issued upon any such exercise after the Optionee's death without order of any probate court or otherwise. A beneficiary so designated may exercise an Option upon presentation to the Company of evidence satisfactory to the Corporate Secretary of the beneficiary's identity and the death of the Optionee.



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


       An Optionee may change any beneficiary designation at any time before his death but may not do so by testamentary designation in his will or otherwise. Beneficiary designations must be made in writing on a form provided by the Corporate Secretary. Beneficiary designations shall become effective on the date that the form, properly completed, signed, and notarized, is received by the Corporate Secretary. Any designation of a beneficiary by an Optionee with respect to any Option shall be canceled upon the transfer of such Option by the Optionee in accordance with the terms of the Plan.

(m) Agreement to Remain Employed. Each Grantee other than Directors shall, as consideration for the grant of each Option, agree in the Stock Option Agreement to remain in the employ of the Company, its Subsidiaries, or an Affiliate at the pleasure of the Company, such Subsidiary, or Affiliate for at least one year from the Option's Grant Date or the earlier termination of the Grantee's employment effected or approved by the Company, the Subsidiary, or Affiliate. If the Grantee violates the agreement, the Optionee shall forfeit the Option.

       Nothing contained in the Plan or in any Option granted pursuant to the Plan shall confer upon any Grantee any right to continue employment with the Company, its Subsidiaries, or Affiliates nor interfere in any way with the right of the Company, its Subsidiaries, or Affiliates to terminate the Grantee's employment or change the Grantee's compensation at any time.

(n) Forfeiture Upon Conflict of Interest. If any Grantee, without the consent of the Committee, becomes associated with, employed by, renders services to, or owns any significant interest in any business that is in competition with the Company, its Subsidiaries, or Affiliates, any outstanding Option granted to such Grantee shall be forfeited.

7.02.       Mandatory  Terms  of  Incentive  Stock  Options.

If the Committee or Authorized Officer specifies that an Option is an Incentive Stock Option, the terms set forth in this Section 7.02 shall be incorporated into the terms of the Option in preference to any conflicting terms set forth in Section 7.01. If the Stock Option Agreement setting forth the terms of any Option contradict the terms set forth in this Section 7.02, such Option shall be treated as a Non-Qualified Stock Option, notwithstanding its designation as an Incentive Stock Option.

(a)    Grant Date within 10 Years of Program Adoption.  No Incentive
       Stock Option may be granted under the Plan after the tenth anniversary of the Program Adoption Date.

(b) Limitation on Option Term. No Incentive Stock Option may be exercised after the tenth anniversary of its Grant Date.

(c) Strike Price. No Incentive Stock Option may have a Strike Price less than the Fair Market Value of one share of the Option Class of Common Stock on the Grant Date of the Incentive Stock Option.


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



(d) Non-Transferability. No Incentive Stock Option may be transferred by the Grantee except by the Grantee's will or the laws of descent and distribution. An Incentive Stock Option may be exercised during the Grantee's lifetime only by the Grantee, and after the Grantee's death only by a beneficiary designated by the Grantee pursuant to the terms of the Plan, or otherwise by the executor or administrator of the Grantee's estate or the Person succeeding to the Grantee's interest in the Incentive Stock Option under the Grantee's will or the applicable laws of intestacy.

7.03.       Standard  Terms  of  Incentive  Stock  Options.

Unless the Committee or Authorized Officer specifies otherwise in the action granting the Option, the following terms shall apply to all Incentive Stock Options granted under the Plan. To the extent the terms set forth in this Section 7.03 conflict with the standard terms applicable to Options generally set forth in Section 7.01, the terms of this section shall control the terms of any Options designated as Incentive Stock Options at the time of grant.

(a)    Maximum Rate of Exercisability.  The Fair Market Value on the
       Grant Date of the shares of Common Stock subject to any Incentive Stock Option with respect to which the Incentive Stock Option becomes exercisable for the first time during any calendar year, together with the Fair Market Value of shares of Common Stock subject to other Incentive Stock Options on their respective Grant Dates owned by the Optionee under all plans of the Company and its Subsidiaries and first becoming exercisable in the same calendar year, shall not exceed $100,000 or, if different, the maximum limitation in effect under Code
       Section 422 for Incentive Stock Options on the Grant Date of such Incentive Stock Option. To the extent the terms of the Option permit the exercise of an Option for more shares than permitted by this
       Section 7.03(a), each Option or portion of an Option, in reverse chronological order of their Grant Dates, shall be treated as Non-Qualified Options until the remaining Options or portions of Options meet the limitations set forth in this Section 7.03(a).

(b) Post-Termination Exercise. Any Incentive Stock Option exercised after the end of the 12-month period beginning on the Grantee's Termination Date shall, to that extent, be treated as a Non-Qualified Option.

7.04.       Stock  Option  Agreement.

The terms of each Option shall be set forth in a Stock Option
Agreement executed by the Company and the Grantee. The Stock Option Agreement must set forth those terms that are not made standard terms of the Option pursuant to this Plan.


                                   Article 8
                             Exercise of Options



8.01.       Notice  of  Exercise.

An Optionee may exercise his Option to purchase shares of Common Stock by written notice to the Corporate Secretary

  (i)  unambiguously identifying the Option that he is exercising;

 (ii) stating the number of shares with respect to which he is exercising the Option;

 (iii) accompanied by payment of the Exercise Price in cash or any other form permitted by Section 8.02;

 (iv) if the Optionee wants to have the shares issued to be registered jointly with the Optionee's spouse, a statement to that effect;

 (v) if the Optionee is electing to have any Payroll Tax withholding obligation discharged by delivery of Seasoned Shares or withholding of shares from shares issuable upon the exercise pursuant to Section 9.04, a statement to that effect, and, if the Optionee elects to have more than the required minimum percentage of Payroll Taxes withheld, a statement of the percentage to be withheld, not exceeding, if the Grantee is an Executive Officer, the applicable marginal tax rate;

 (vi) if the Optionee is electing to receive Restricted Shares pursuant to Section 10.02, a statement of the Vesting Period the Optionee is electing;

 (vii) if the Optionee is delivering or attesting to ownership of Restricted Shares in payment of the Exercise Price and desires to elect a more extended Vesting Period pursuant to Section 10.03, a statement of the extended Vesting Period the Optionee is electing.

The Corporate Secretary may dispense with a written Notice of Exercise in the case of certain exercises in which he considers a written
Notice of Exercise unnecessary.

The Exercise Date shall be the date on which the Notice of Exercise, together with the payment of the Exercise Price, is received by the Corporate Secretary or his designee. The Optionee may not, after the Exercise Date, change the form of payment of the Exercise Price, the election regarding stock withholding, or other aspects of the exercise dependent on the Fair Market Value of the Common Stock.

The Corporate Secretary may condition the exercise of an Option on the Optionee's filing with the Company a representation in writing that at the time of such exercise it is the Optionee's then present intent to hold the shares being purchased for investment and not for resale, or on the completion of any registration or other qualification of shares under any state or federal laws or rulings or regulations of any government regulatory body that the Corporate Secretary may determine to be necessary or advisable.

8.02.       Form  of  Payment  of  Exercise  Price.

(a) Payment in Cash. Unless the Optionee elects in the Notice of Exercise to make payment in another form authorized by the Plan, payment of the

     Exercise Price shall be in United States dollars, payable in cash or by check. The Corporate Secretary may establish procedures to delay the processing of any Option exercise until any check delivered in payment of the Exercise Price has cleared, and, if a check fails to clear, cancel the exercise.

(b) Payment in Shares of Common Stock. On exercise of any Option, the Optionee may elect in the Notice of Exercise to pay the Exercise Price by surrender of stock certificates in transferable form representing Seasoned Shares of the Option Class having an aggregate Fair Market Value, determined as of the Exercise Date, at least equal to the Exercise Price.

(c) Payment by Attestation. In lieu of the delivery of physical certificates, an Optionee may deliver shares in payment of the Exercise Price by attesting, on a form established by the Corporate Secretary, to the ownership, either outright or through ownership of a broker account, of a sufficient number of Seasoned Shares of the Option Class to pay the Exercise Price. The attestation must be notarized and signed by the Optionee and any coowners with the Optionee of the shares with respect to which the attestation is being made. The form of attestation must be accompanied by any other documentation the Corporate Secretary considers necessary to evidence actual ownership of such shares or otherwise preserve the integrity of the Plan. Shares, the ownership of which is so attested to by the Optionee, shall be deemed to have been re-issued to the Optionee on the Exercise Date in partial satisfaction of the Company's obligation to issue shares of the Option Class of Common Stock pursuant to the Option exercise to which it relates.

(d) Fractional Shares. If an Optionee pays the Exercise Price of an Option by delivery or attestation of Seasoned Shares, the Company shall apply to payment of the Exercise Price from the shares delivered or attested the highest number of whole shares having a Fair Market Value on the Exercise Date less than or equal to the Exercise Price, and the Optionee shall be required to pay in cash the Fair Market Value of the fractional share resulting from truncating the number of shares to a whole number of shares.



                                   Article 9
                    Withholding of Payroll Taxes on Exercise


9.01.       Obligation  to  Pay  Payroll  Taxes.

Any Optionee, Grantee, or other Person (the "Payroll Taxpayer") with respect to whom the Company or a Subsidiary of the Company has an obligation under any Payroll Tax law to withhold amounts with respect to income arising from the exercise of any Option must pay to the Company or Subsidiary of the Company the Minimum Withholding Amount.

9.02.       Amount  to  Be  Withheld.

The Payroll Taxpayer may elect in the Notice of Exercise or on another form specified by the Corporate Secretary for such purpose an amount to be withheld (the "Withholding Amount") with respect to the exercise of any Option. The Withholding Amount must be greater than or equal to the Minimum Withholding Amount and, if the Payroll Taxpayer is an Executive Officer, less than or equal to the Payroll Taxpayer's combined marginal tax rate for all Payroll Taxes. In the absence of such an election, the Withholding Amount shall be the Minimum Withholding Amount.

If all amounts withheld in payment of Payroll taxes are reported to the appropriate taxing jurisdiction as amounts withheld from the Payroll Taxpayer, the Company or Subsidiary may, in cases where the Corporate Secretary considers it necessary, set the Withholding Amount to an amount in excess of the Minimum Withholding Amount based on assumptions about the amount required by law to be withheld.

9.03.       Eligibility  to  Elect  Stock  Withholding.

A Payroll Taxpayer may elect to pay all or part of the Withholding Amount in shares of the Option Class of Common Stock if the Optionee pays the Exercise Price by delivering or attesting to ownership of shares of the Option Class of Common Stock pursuant to Sections 8.02(b) or 8.02(c).

9.04.       Manner  of  Withholding.

If the Payroll Taxpayer is eligible to satisfy his obligation to pay the Withholding Amount by payment of shares of the Option Class of the Common Stock pursuant to Section 9.03, he may pay the Withholding Amount by one or more of the following methods:

  (i)  delivering Seasoned Shares of the Option Class; or

 (ii) directing the Company to withhold from those shares that would otherwise be received upon exercise of the Option or upon the vesting of Restricted Shares, shares of the Option Class of the Common Stock having a Fair Market Value on the Tax Date of no more than the Minimum Withholding Amount; or

 (iii) paying cash to the Company.

If the Payroll Taxpayer is not eligible to elect stock withholding, the Withholding Amount must be paid entirely in cash. Any portion of the Withholding Amount that would require withholding or delivery of a fractional share and any portion of the Withholding Amount not paid by the withholding or surrender of Common Stock must be paid in cash.

(a) Limit on Use of Unvested Restricted Shares. If the Option exercise resulted in the issuance of Restricted Shares and the Vesting Period with respect to the Restricted Shares has not ended on or before the Tax Date, method (ii) described in
      Section 9.04 shall not be available as a means of stock withholding.

(b) Limit with Respect to Transferred Options. If an Option was transferred by the Grantee or the tax liability resulting from the exercise of the Option is otherwise not imposed on the Optionee, method (ii) described in Section 9.04 shall not be available as a means of stock withholding.


                                   Article 10
                         Issuance of Shares on Exercise


10.01.      Generally.

No Optionee will be considered a holder of any shares of Common Stock subject to an Option until a stock certificate or certificates for such shares are issued to the Optionee after an exercise of the Option under the terms of the Plan. No Optionee shall be entitled to dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights with respect to the shares subject to purchase under the Option unless the record date for any such dividend, distribution, or other right falls on or after the date the Optionee becomes a record holder of such shares.

All shares of Common Stock issued pursuant to an exercise of an Option shall be issued in the name of the Optionee, or in the name of the Optionee and the Optionee's spouse, and shall, except as otherwise provided in Article 8, be freely transferable by the registered owners upon issuance.

10.02.      Elective  Issuance  of  Restricted  Shares.

Certain Optionees, as determined by the Committee, may elect to receive Restricted Shares upon the exercise of an Option if the Optionee so states in the Notice of Exercise and has paid the Exercise Price of the Option by attesting to or by delivering shares of unrestricted Common Stock pursuant to Sections 8.02(b) or 8.02(c).

If an Optionee elects on exercise of any Option to receive Restricted Shares, the Company shall issue to the Optionee

  (i) a number of unrestricted shares of the Option Class of Common Stock equal to the number of unrestricted shares the Optionee used to pay the Exercise Price plus

 (ii) all other shares issuable pursuant to the exercise of the Option as Restricted Shares, having the Vesting Period specified by the Optionee in the Notice of Exercise and otherwise subject to the restrictions on transfer and other terms set forth in Section 10.05.

10.03.      Mandatory  Issuance  of  Restricted  Shares.

Certain Optionees, as determined by the Committee, may in the exercise of an Option deliver or attest to ownership of Restricted Shares of the Option Class of Common Stock in payment of the Exercise Price, notwithstanding restrictions on transferability to which such shares are subject. If an Optionee elects to so pay the Exercise Price of an Option, the Company shall issue to the Optionee

  (i) a number of shares of the Option Class equal to the number of Restricted Shares used to pay the Exercise Price as Restricted Shares having a Vesting Period identical to the Vesting Period of the shares so used in payment of the Exercise Price and

 (ii) all other shares of the Option Class issuable pursuant to the exercise of the Options as Restricted Shares having a Vesting Period identical to the Vesting Period of the shares so used to pay the Exercise Price, or if the Optionee elects in the Notice of Exercise, a Vesting Period extending beyond the end of the Vesting Period of the shares so used.

10.04.      Issuance  of  Restricted  Shares  Not  Available  to  Transferred
            Options.

Neither the Optionee nor the Grantee of an Option transferred by the Grantee pursuant to the provisions of this Plan may use Restricted Shares in payment of the Exercise Price nor elect to receive
Restricted Shares on exercise of the Option.

10.05.      Terms  of  Restricted  Shares  Issued  on  Exercise.

Subject to the right of the Optionee to elect the length of the Vesting Period applicable to Restricted Shares issued pursuant to an Option exercise under the Plan, all Restricted Shares issued pursuant to the Plan shall be subject to the terms and conditions set forth in this Section 10.05.

(a)   Restriction on Transfer.  An Optionee who receives Restricted
      Shares may not sell, transfer, assign, pledge or otherwise encumber or dispose of the Restricted Shares until the end of the Vesting Period for such shares, except:

        (i) to the Company in payment of the exercise price of a stock option issued by the Company under any director or employee stock option plan adopted by the Company that provides for payment of the exercise price in the form of restricted stock or

        (ii) to a trust that is a Qualified Trust upon the following terms:

                (A) the Company receives, before the transfer, a true copy of the trust agreement of the Qualified Trust and an opinion from Optionee's counsel that (1) the trust will be treated as a grantor trust owned by the Optionee under Subchapter J of the Code at all times until the restrictions on such stock lapse or the stock is forfeited under the terms of their grant, (2) the terms of the trust provide that upon the forfeiture of the Restricted Shares under the terms of its grant or the earlier termination of the trust for whatever reason, ownership of the Restricted Shares shall revert to the Optionee or to the Company, (3) the trustee of such trust may not, prior to the lapsing of restrictions on such stock, sell, transfer, assign, pledge, or otherwise encumber or dispose of the

                     Restricted Shares except to the Company or to the Optionee, subject to the restrictions provided for in this Plan, and
                     (4) until the restrictions lapse, the trustee is not authorized to incur liabilities on behalf of the trust, other than to the beneficiaries of the trust;
                     and

                (B) the Corporate Secretary, in his discretion, may require the Optionee and the trustee to execute other documents as a precondition to such transfer to insure enforcement of the terms of the Restricted Shares or otherwise.


(b)  Enforcement of Transfer Restrictions.  Unless the Corporate
     Secretary establishes alternative procedures, certificates representing Restricted Shares shall be registered in the name of the Optionee (or the Qualified Transferee trust in the case of shares transferred to such a trust pursuant to Section 10.05(a)) and shall be held by the Company in escrow, together with a stock power assigning the Restricted Shares back to the Company, to be used only in the event of the forfeiture of any of the Restricted Shares.

(c) Vesting Period. When an Optionee elects a Vesting Period to apply to Restricted Shares issued under the Plan, the Optionee shall elect a Vesting Period ending at least six months and no more than ten years after the Exercise Date of the Option with respect to which the Restricted Shares were issued, but in no event may the Optionee elect a Vesting Period ending before the end of the Vesting Period of any Restricted Shares used to pay the Exercise Price of the Option pursuant to Section 10.03.

     The Corporate Secretary may establish restrictions on the dates during the year on which Vesting Periods electable pursuant to this Article 10 may end for the convenient administration of Restricted Shares issued under the Plan.

     At any time on or before the last day of the 13th calendar month that ends on or before the last day of the Vesting Period for any Restricted Shares, the Optionee may elect to extend the Vesting Period on all but not a portion of the Restricted Shares by any multiple of six months.

(d)  Forfeiture and Vesting of Restricted Shares.

       (1) Vesting at End of Vesting Period. Any Restricted Shares not forfeited by the end of the Vesting Period shall vest, and the Company shall issue a certificate evidencing the shares to the registered owner thereof promptly after the end of the Vesting Period.

       (2) Restricted Shares Issued Mandatorily. Unless the Committee determines otherwise, Restricted Shares issued mandatorily pursuant to the exercise of an Option under Section 10.03 shall inherit the vesting conditions of the Restricted Shares used to pay the Exercise Price. If the Restricted Shares used to pay the Exercise Price would be forfeited upon the Grantee's termination of service or employment before the end of the Vesting Period, the Restricted Shares issued pursuant to such exercise shall be forfeited; if the Restricted Shares used to pay the Exercise Price would be vested upon the Grantee's termination of service or employment before the end of the Vesting Period, the Restricted Shares issued pursuant to such exercise shall vest and the Company shall issue a certificate representing the shares to the regis-tered owner thereof. Likewise, Restricted Shares issued under the Plan shall be forfeited or shall vest upon the occurrence of any other event that would cause the forfeiture or vesting of the Restricted Shares used to pay the Exercise Price under
            Section 10.03.

       (3) Restricted Shares Issued Electively. Unless the Committee determines otherwise, restrictions on Restricted Shares issued at the election of the Optionee under Section 10.02 shall lapse if the Grantee terminates his service or employment at any time before the end of the Vesting Period for the Restricted Shares if

               (i) the Grantee terminated service or employment by reason of the Grantee's Death or Total Disability,

              (ii) the Grantee terminated service or employment by reason of the Grantee's Normal Retirement, or

              (iii) the Grantee's employment was terminated
                    involuntarily other than as a Termination for Cause,

              in which cases, the Company shall issue a certificate representing the shares to the registered owner thereof; otherwise the Restricted Shares shall be forfeited.

(e) Acceleration on Change in Control. Unless the Committee determines otherwise, Restricted Shares issued at the election of the Optionee under Section 10.02 shall vest on a Change in Control if the Change in Control occurs at least one year after the Exercise Date on which the Restricted Shares were issued.

(f) Rights of Grantee in Restricted Stock. The registered owner of Restricted Shares shall have the right to vote the shares of stock and to receive dividends or other distributions with respect to the shares.


                                   Article 11
                                 Reload Rights


11.01. Grant of Reload Rights on Outstanding Non-Qualified Op-tions.

The Committee may grant Reload Rights with respect to any outstanding NonQualified Options issued under any stock option plan of the Company, whether originally granted with Reload Rights or not.

11.02.      Terms  of  Reload  Options.

Any Underlying Option granted Reload Rights shall, unless the
Committee specifies other terms at the time the Reload Rights are granted, entitle the Grantee to receive a new Option (a "Reload
Option") to purchase shares of the same Option Class as the Underlying Option upon the Optionee's exercise of the Underlying Option by delivery or attestation of shares of Common Stock in payment of the Exercise Price on the terms set forth in this Article 11.

(a) Conditions to the Grant of Reload Options. No Reload Option shall be granted on the exercise of the Underlying Option unless

        (i) a sufficient number of shares remain authorized and not issued or subject to purchase under outstanding Options granted under the Plan;

        (ii) the Grantee of the Option is a Director or Employee on the Exercise Date of the Underlying Option;

       (iii) the exercise of the Underlying Option is for the purchase of a number of shares of Common Stock at least equal to the lesser of (a) 25% of the total number of shares subject to purchase under the Underlying Option or (b) 100% of the shares with respect to which the Underlying Option is then exercisable;

        (iv) the Grant Date of the Reload Option would be at least one year before the Expiration Date of the Underlying Option; and

        (v)    the Fair Market Value of one share of the Underlying
               Option's Option Class on the Exercise Date is greater than or equal to the Strike Price of the Underlying Option.

(b)  Number of Shares Subject to Purchase; Grant Date.  Each Reload
     Option shall entitle the Optionee to purchase a number of shares equal to the sum of

        (i) the number of shares of the Option Class used to pay the Exercise Price of the Underlying Option pursuant to Sections 8.02(b) or 8.02(c) on the Exercise Date and

        (ii) the number of shares of the Option Class delivered or withheld in payment of the Withholding Amount pursuant to
               Section 9.04.

     If the Exercise Date and the Tax Date do not coincide, the Reload Option shall be issued as two separate Options to purchase the number of shares set forth in (i) and (ii) above and having Grant Dates on the Exercise Date and the Tax Date, respectively.

(c) Strike Price. Each Reload Option shall have a Strike Price equal to the Fair Market Value of one share of the Option Class of the Common Stock on the Grant Date of the Reload Option.

(d)  Expiration Date.  Each Reload Option shall have the same
     Expiration Date as the Underlying Option.

(e)  No Reload Rights.  No Reload Option shall have Reload Rights.

(f) Rate of Exercisability. Each Reload Option shall become exercisable in full on the first anniversary of the Grant Date of the Reload Option.

(g) Forfeiture on Disposition of Shares Acquired in Exercise of Underlying Option. Each Reload Option shall be forfeited if the Optionee disposes of any of the shares issued on exercise of the Underlying Option before the date six months after the Exercise Date to any Person other than the Company in the payment of Payroll Taxes on exercise of the Underlying Option.

(h) Other Terms and Conditions. Except to the extent in conflict with the terms set forth in this Article 11, the terms for Options granted under the Plan as set forth in Section 7.01 shall apply to each Reload Option.

(i) Terms of Foreign Reload Options. A Foreign Reload Option shall be subject to the terms and conditions set forth in the plan in which the underlying reload right was granted.

11.03.      Variant  Reload  Rights.

Any terms of Reload Rights or Reload Options different from those set forth in this Article 11 must be set forth in the Stock Option
Agreement for the Underlying Option.


                                   Article 12
                       Change in Stock, Adjustments, Etc


If the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another Person by reason of a reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or a dividend payable in capital stock (including a spinoff), or otherwise, the Committee shall make an appropriate adjustment to the number and kind of shares for the purchase of which Options may be granted under the Plan including the maximum number that may be granted to any one person.

In addition, the Committee shall make appropriate adjustment to the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable and to the Strike Price of the Options. Each such adjustment to outstanding Incentive Stock Options shall be made in such a manner as not to constitute a modification as defined in Code Section 424. If any outstanding Options are subject to any conditions affected by the event, the Committee shall also make appropriate adjustments to such conditions. Any such adjustments made by the Committee shall be conclusive.

The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or to sell or transfer all or any part of its business or assets.

                                   Article 13
                           Amendment and Termination


The Board may at any time amend or terminate the Plan as it considers advisable and in the best interests of the Company, but no such termination or amendment may

  (i) without the consent of the Optionee, adversely affect or impair the rights of the Optionee under any outstanding Option; or

 (ii)  be inconsistent with the provisions of the 1997 Program.



                                   Article 14
                    Effective Date and Duration of the Plan


This Plan was initially effective as of February 17, 1990, and was continued as a plan under the 1997 Program on the Program Adoption Date. No Option shall be granted under the Plan after the last permissible date for the granting of Options under the 1997 Program, but Options granted before that date may have Expiration Dates that extend beyond such date.



                                   Article 15
                                  Definitions


15.01.      1989  Program.

"1989 Program" means the Company's Long-Term Stock Incentive Program, approved by the Company's shareholders on April 18, 1989.

15.02.      1997  Program.

"1997 Program" means the Company's 1997 Long-Term Stock Incentive Pro-gram, approved by the Company's shareholders on April 15, 1997, as amended from time to time.

15.03.      Affiliate.

"Affiliate" means those Persons, other than Subsidiaries of the Company, designated from time to time by the Committee as such.

15.04.      Authorized  Officer.

"Authorized Officer" means the Chief Executive Officer of the Company.

15.05.      Board.

"Board" means the board of directors of the Company.

15.06.      Change  in  Control.

"Change in Control" means the occurrence of any of the following events

  (i) the acquisition of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities by any "person" or "group" as such terms are defined in Sections 13(d) and 14(d) of the Exchange Act, other than

         (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company;

         (B) the Company or a Person (or one of its Subsidiaries) owned by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company; or

         (C) Deutsche Telekom AG or FranceeTlecom, individually or collectively;

 (ii) at the end of any two-year period, less than a majority of the directors of the Company are directors

         (A) who were directors of the Company at the beginning of the two-year period or

         (B) whose election as director was approved by a vote of two-thirds of the then directors described in the preceding clause (A) or this clause (B) by prior election;

 (iii) the Company's shareholders approve a merger or consolidation in which the Company is not the surviving entity, or a liquidation or dissolution of the Company, or a sale of all or substantially all of the Company's assets; or

 (iv) the acquisition by Deutsche Telekom AG or FranceeTlecom, individually or collectively, of additional securities of the Company that would result in their possessing in the aggregate 35% or more of the combined voting power of the Company's then outstanding securities.

15.07.      Code.

"Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

15.08.      Code  Section.

"Code Section" is a reference to a particular section of the Code, and includes any successor provision or the same or a successor provision as renumbered at any time.

15.09.      Committee.

"Committee" means the the Organization, Compensation, and Nominating Committee of the Board.

15.10.      Common  Stock.

"Common Stock" means any class of the Company's publicly-traded common stock as the Committee may determine to issue under the Plan, including the FON Stock and the PCS Stock.

15.11.      Company.

"Company" means Sprint Corporation, a Kansas corporation, or its successor.

15.12.      Corporate  Secretary.

"Corporate Secretary" means the secretary of the Company.

15.13.      Director.

"Director" means a member of the Board or a member of the board of directors of a Subsidiary of the Company.

15.14.      Employee.

"Employee" means an employee of the Company or a Subsidiary of the Company.

15.15.      Equity  Security.

"Equity Security" means an equity security as defined by the Exchange Act for purposes of Exchange Act Section 16.

15.16.      Exchange  Act.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and as interpreted and implemented by the rules and regulations issued thereunder.

15.17.      Exchange  Act  Section  16.

"Exchange Act Section 16" means section 16 of the Exchange Act.

15.18.      Executive  Officer.

"Executive Officer" means an officer of the Company that is subject to the liability provisions of Exchange Act Section 16.

15.19.      Exercise  Date.

"Exercise Date" has the meaning indicated in Section 8.01.

15.20.      Exercise  Price.

"Exercise Price" means, with respect to the exercise of an Option, the Strike Price of the Option multiplied by the number of shares with respect to which the Option is being exercised.

15.21.      Expiration  Date.

"Expiration Date" means, with respect to any Option, the last date on which the Option may be exercised in the absence of an earlier forfeiture of the Option.

15.22.      Fair  Market  Value.

"Fair Market Value" means, with respect to any class of the Common Stock on any date, the average of the high and low prices per share of that class of Common Stock for composite transactions on that date, unless there was no trading in that class of Common Stock on that date, in which case, on the most



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recent day before that date on which that class of Common Stock was traded. The Fair Market Value of shares of Restricted Stock shall be determined without taking into account any restrictions.

"Fair Market Value" means, with respect to other property, the value of the property as determined by the Committee.

15.23.      FON  Stock.

"FON Stock" means the Series 1 FON Stock as described in the Company's articles of incorporation.

15.24.      Foreign  Reload  Option.

"Foreign Reload Option" means a reload option issued with respect to an option issued under a plan of Sprint's other than this Plan.

15.25.      Grant  Date.

"Grant Date" means, with respect to any Option, the date on which the term of the Option begins, as determined in Article 7 and Article 11.

15.26.      Grantee.

"Grantee" means, with respect to any Option, the Director or Employee to whom the Option was originally granted, notwithstanding any subsequent transfer of the Option under the terms of the Plan.

15.27.      Incentive  Stock  Option.

"Incentive Stock Option" means an Option designated as such in the action granting the Option. This Plan's intent is that Incentive
Stock Options meet the requirements of Code Section 422.

15.28.      Minimum  Withholding  Amount.

"Minimum Withholding Amount" means, with respect to any Option exercise, the amount the employer is required to withhold from the income of the Payroll Taxpayer under the Payroll Tax laws.

15.29.      Non-Qualified  Option.

"Non-Qualified Option" means any Option that is not an Incentive Stock
Option.

15.30.      Normal  Retirement.

"Normal Retirement" means, with respect to any Employee, Retirement at or later than an age qualifying as "normal retirement" under the Company's defined benefit pension plan, whether or not the person is a participant in the plan and, with respect to any Director, termination of service as a Director at the mandatory retirement age for members of the Board under its policies, as amended from time to time, even if the Director serves on the board of a Subsidiary or Affiliate.

15.31.      Notice  of  Exercise.



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"Notice of Exercise" means the notice by an Optionee of the exercise of an Option as set forth in Section 8.01.

15.32.      Option.

"Option" means the right, set forth in a written agreement between the Company and an Optionee, authorized by this Plan to acquire a determinable number of shares of the Option Class of Common Stock at a determinable price for a determinable period of time and having such other terms as may be determined by the Committee or Authorized
Officer or as set forth in this Plan.

15.33.      Option  Class.

"Option Class" means, with respect to any Option, the class of Common Stock subject to purchase pursuant to the terms of the Option.

15.34.      Optionee.

"Optionee" means, with respect to any Option at any particular time, the holder of the Option at that time.

15.35.      Payroll  Tax.

"Payroll Tax" means any tax required by an employer to be withheld from wages paid to its employees, including but not limited to federal income tax withholding, Social Security and Medicare withholding taxes, and state and local income tax withholding.

15.36.      Payroll  Taxpayer.

"Payroll Taxpayer" has the meaning specified in Section 9.01.

15.37.      PCS  Stock.

"PCS Stock" means the Series 1 PCS Stock as defined in the Company's articles of incorporation.

15.38.      Person.

"Person" means any individual, corporation, partnership, limited liability company, business trust, or other entity.

15.39.      Program  Adoption  Date.

"Program Adoption Date" means April 15, 1997.

15.40.      Plan.

"Plan" means the 1990 Stock Option Plan, the terms of which are set forth in this document.

15.41.      Qualified  Transferee.

"Qualified Transferee" means a Qualified Trust.

15.42.      Qualified  Trust.

"Qualified Trust" means a trust



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  (i)   that is a grantor trust treated as owned by the Grantee under
        Subchapter J of the Code;

 (ii) of which the Grantee, the Grantee's spouse, or the Grantee's descendants by blood, adoption, or marriage, are the sole beneficiaries; and

 (iii) that, by its terms, may not be amended to violate the foregoing restrictions so long as the trust is an Optionee under this Plan.

15.43.      Reload  Option.

"Reload Option" means an Option granted upon exercise of an Option having Reload Rights under the terms and conditions set forth in Article 11

15.44.      Restricted  Shares.

"Restricted Shares" means shares of Common Stock subject to restrictions on transfer and the possibility of forfeiture for any period of time.

15.45.      Retirement.

"Retirement" means, in the case of an Employee, termination of employment by an employee who is entitled to receive payment of pension benefits in accordance with the Sprint Retirement Pension Plan or his employer's defined benefit pension plan, if any, immediately after the employee's Termination Date and, in the case of a Director, termination of service as a Director after five years of service as a Director.

15.46.      Seasoned  Shares.

"Seasoned Shares" means, with respect to any Person, shares of Common Stock

  (i) acquired by such Person from the Company and owned by such Person for a period of at least six months; or

 (ii)   acquired by such Person other than from the Company.

15.47.      Securities  Act.

"Securities Act" means the Securities Act of 1933, as amended from time to time and as interpreted and implemented by the rules and regulations issued thereunder.

15.48.      Strike  Price.

"Strike Price" means, with respect to any Option, the price per share at which the Optionee is entitled to purchase shares of Common Stock.

15.49.      Subsidiary.

"Subsidiary" means, with respect to any Person (the "Controlling Person"),

  (i) all Persons (the "Controlled Persons") in whom the Controlling Person, together with its Subsidiaries, directly owns more than 50% of the voting rights, and

 (ii)   all Subsidiaries of the Controlled Persons.



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


15.50.      Tax  Date.

"Tax Date" means, with respect to any Option exercise, the date on which the shares issued pursuant to the Option exercise become subject to federal income taxation.

15.51.      Termination  Date.

"Termination Date" means,

  (i) with respect to any Employee, the date on which the Employee ceases to be employed by the Company, any of its Subsidiaries, or any Affiliate, and ceases to receive severance benefits under any applicable plans for the payment of severance benefits by the employing entity, or

 (ii) with respect to any Director, the date on which the Director's service as a director ends.

15.52.      Termination  for  Cause.

In the case of an Employee, "Termination for Cause" means an involuntary termination of employment because

  (i) the employee has materially breached the Company's Code of Ethics, or the code of ethics of the employer;

 (ii) the employee has materially breached the Sprint Employee Agreement Regarding Property Rights and Business Practices;

 (iii) the employee has engaged in acts or omissions constituting dishonesty, intentional breach of a fiduciary obligation, or intentional acts of wrongdoing or misfeasance; or

 (iv) the employee has acted intentionally and in bad faith in a manner that results in a material detriment to the assets, business, or prospects of the employer.

In determining whether any particular employee was Terminated for Cause, the characterization of the reason for termination used for purposes of other employee benefit plans of the Company or other employer shall apply to this Plan.

In the case of a Director, "Termination for Cause" means removal for cause from service as a director.

15.53.      Total  Disability.

"Total Disability" means, in the case of employees, termination of employment under circumstances that would make the employee eligible to receive benefits under the employer's long-term disability plan and, in the case of Directors, termination of service as a Director under circumstances that would make the Director eligible to receive Social Security disability benefits.

15.54.      Underlying  Option.



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



"Underlying Option" means, with respect to any Reload Option, the Option to which the Reload Rights were attached and the exercise of which resulted in the grant of the Reload Option.

15.55.      Vesting  Period.

"Vesting Period" means, with respect to any Restricted Shares, the period of time during which the Restricted Shares (i) are subject to limitations on transfer and (ii) may be divested from the owner upon failure to meet any applicable conditions to vesting.

15.56.      Withholding  Amount.

"Withholding Amount" has the meaning specified in Section 9.02.



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